INCOME TAX EXPENSE BENEFIT VARIED FROM STATUTORY RATE (Details) (USD $)	3 Months Ended
	Mar. 31, 2013	Mar. 31, 2012
INCOME TAX EXPENSE BENEFIT VARIED FROM STATUTORY RATE:
Statutory rate applied to income before income taxes	$ (1,400)	$ (1,600)
State income taxes	0	0
Other, including reserve for deferred tax asset and application of net operating loss carryforward	1,400	1,600
Income tax expense.	$ 0	$ 0